   As filed with the Securities and Exchange Commission on December 30, 1999
                                                      Registration No. 333-46707

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                               __________________
                       HEALTH MANAGEMENT ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                       61-0963645
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                         Identification No.)

                     5811 Pelican Bay Boulevard, Suite 500
                           Naples, Florida 34108-2710
                                 (941) 598-3131
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                               William J. Schoen
                      Chairman and Chief Executive Officer
                       Health Management Associates, Inc.
                     5811 Pelican Bay Boulevard, Suite 500
                           Naples, Florida 34108-2710
                                 (941) 598-3131
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                          Susan Mascette Brandt, Esq.
                          Harter, Secrest & Emery LLP
                               700 Midtown Tower
                         Rochester, New York 14604-2070
                                 (716) 231-1184

    Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

    The Registration Statement is hereby amended to de-register the following:

          All of the $300,000,000 of Health Management Associates, Inc. debt securities registered under the Registration Statement.

    The Company has not solicited or accepted payment for any of the debt securities registered under the Registration Statement. No offering of the debt securities was ever commenced.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naples, State of Florida, on December 30, 1999.

                    HEALTH MANAGEMENT ASSOCIATES, INC.


                    By:   /s/ Stephen M. Ray
                          -----------------------------
                          Stephen M. Ray
                          Executive Vice President and Chief Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                          Title                                     Date
    *                                              Chairman, Chief Executive Officer         December 30, 1999
-------------------------------                    and Director
William J. Schoen                                  (Principal Executive Officer)

/s/ Stephen M. Ray
-------------------------------                    Executive Vice President and Chief        December 30, 1999
Stephen M. Ray                                     Financial Officer (Principal
                                                   Financial Officer and Principal
                                                   Accounting Officer)

    *                                              Director                                  December 30, 1999
-------------------------------
Kent P. Dauten

    *                                              Director                                  December 30, 1999
-------------------------------
Robert A. Knox

    *                                              Director                                  December 30, 1999
-------------------------------
Charles R. Lees

    *                                              Director                                  December 30, 1999
-------------------------------
Kenneth D. Lewis

    *                                              Director                                  December 30, 1999
-------------------------------
William E. Mayberry, M.D.

*By: /s/ Stephen M. Ray
     --------------------------
      Stephen M. Ray
      attorney-in-fact

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